Exhibit 10.27

SIXTH AMENDMENT TO FIRST AMENDED AND

RESTATED CREDIT AGREEMENT

among

SWIFT ENERGY COMPANY

SWIFT ENERGY OPERATING, LLC

THE LENDERS PARTY HERETO

and

JPMORGAN CHASE BANK, N.A.,

as Administrative Agent

Effective

November 10, 2009

______________________________________________________________________________

Table of Contents

Article I                  DEFINITIONS AND INTERPRETATION                                                                     1

1.1               Terms Defined Above                                                                                                           1
1.2               Terms Defined in Credit Agreement                                                                                    1
1.3               References                                                                                                                               1
1.4               Articles and Sections                                                                                                             2
1.5               Number and Gender                                                                                                                2

Article II                  AMENDMENTS                                                                                                               2

Article III                  RATIFICATION                                                                                                              3

Article IV                  MISCELLANEOUS                                                                                                          3

4.1               Successors and Assigns                                                                                                       3
4.2               Rights of Third Parties                                                                                                           3
4.3               Counterparts                                                                                                                            3
4.4               Integration                                                                                                                               3
4.5               Severability                                                                                                                              3
4.6               Governing Law                                                                                                                        3

- i -

SIXTH AMENDMENT TO FIRST AMENDED AND

RESTATED CREDIT AGREEMENT

This SIXTH AMENDMENT TO FIRST AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”) executed effective as of November 10, 2009 (the “Effective Date”) is by and among SWIFT ENERGY COMPANY, a Texas corporation (“New Swift”), SWIFT ENERGY OPERATING, LLC, a Texas limited liability company and successor by merger to the Texas corporation formerly known as Swift Energy Company (“Operating” and New Swift and Operating, collectively, the “Borrower”), the lenders party to that certain First Amended and Restated Credit Agreement dated as of June 29, 2004 by and among the Texas corporation then known as Swift Energy Company, the lenders party thereto or bound thereby from time to time (the “Lenders”), and Bank One, NA, as administrative agent for such lenders (as amended to the Effective Date, the “Credit Agreement”), and JPMORGAN CHASE BANK, N.A., a national banking association and successor by merger to Bank One, NA, as administrative agent for such Lenders (in such capacity, the “Agent”).

W I T N E S S E T H:

WHEREAS, the Borrower, the Lenders and the Agent are parties to the Credit Agreement; and

WHEREAS, the Borrower, the Lenders and the Agent desire to amend the Credit Agreement in the particulars hereinafter provided;

NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements contained in the Credit Agreement and herein, the parties hereto agree as follows:

ARTICLE I

DEFINITIONS AND INTERPRETATION

1.1 Terms Defined Above.  As used in this Sixth Amendment to First Amended and Restated Credit Agreement, each of the terms “Agent,” “Amendment,” “Borrower,” “Credit Agreement,” “Effective Date,” “Lenders,” “New Swift and “Operating” shall have the meaning assigned to such term hereinabove.

1.2 Terms Defined in Credit Agreement.  Each term defined in the Credit Agreement and used herein without definition shall have the meaning assigned to such term in the Credit Agreement, unless herein expressly provided to the contrary.

1.3 References.  References in this Amendment to Exhibit, Article or Section numbers shall be to Exhibits, Articles or Sections of this Amendment, unless expressly stated to the contrary.  References in this Amendment to “hereby,” “herein,” “hereinafter,” “hereinabove,” “hereinbelow,” “hereof,” “hereunder” and words of similar import shall be to this Amendment in its entirety and not only to the particular Schedule, Exhibit, Article, or Section in which such reference appears.  Specific enumeration herein shall not exclude the general and, in such regard, the terms “includes” and “including” used herein shall mean “includes, without limitation,” or “including, without limitation,” as the case may be, where appropriate.  Except as otherwise indicated, references in this Amendment to statutes, sections, or regulations are to be construed as including all statutory or regulatory provisions consolidating, amending, replacing, succeeding, or supplementing the statute, section, or regulation referred to.  References in this Amendment to “writing” include printing, typing, lithography, facsimile reproduction, and other means of reproducing words in a tangible visible form.  References in this Amendment to amendments and other contractual instruments shall be deemed to include all exhibits and appendices attached thereto and all subsequent amendments and other modifications to such instruments, but only to the extent such amendments and other modifications are not prohibited by the terms of the Credit Agreement or this Amendment.  References in this Amendment to Persons include their respective successors and permitted assigns.

1.4 Articles and Sections.  This Amendment, for convenience only, has been divided into Articles and Sections; and it is understood that the rights and other legal relations of the parties hereto shall be determined from this instrument as an entirety and without regard to the aforesaid division into Articles and Sections and without regard to headings prefixed to such Articles or Sections.

1.5 Number and Gender.  Whenever the context requires, reference herein made to the single number shall be understood to include the plural; and likewise, the plural shall be understood to include the singular.  Definitions of terms defined in the singular or plural shall be equally applicable to the plural or singular, as the case may be, unless otherwise indicated.  Words denoting sex shall be construed to include the masculine, feminine and neuter, when such construction is appropriate; and specific enumeration shall not exclude the general but shall be construed as cumulative.

ARTICLE II

AMENDMENTS

Effective as of the Effective Date, the Borrower, the Lenders and the Agent hereby amend Section 2.5 of the Credit Agreement to read as follows in its entirety:

“2.5           Use of Loan Proceeds and Letters of Credit.  Proceeds of all Loans shall be used (a) to finance the exploration, development and/or acquisition of Oil and Gas Properties, (b) to, following the successful pricing of any Permitted Refinancing Debt and/or New Subordinated Debt and only through March 31, 2010, redeem or refinance the Senior Notes due 2011, and (c) for any corporate purpose of the Borrower not prohibited under any Loan Document; provided, however, notwithstanding any provision of Section 6.16 to the contrary, proceeds of Loans may not be used to redeem or refinance any Permitted Refinancing Debt or New Subordinated Debt.  Letters of Credit shall be obtained for any business activity of the Borrower not prohibited under any Loan Document; provided, however, Letters of Credit shall not be obtained to support Indebtedness to any Person not a Lender or in lieu or in support of stay or appeal bonds in excess of $1,000,000.”

ARTICLE III

RATIFICATION

Each of the Borrower, the Lenders and the Agent does hereby adopt, ratify and confirm the Credit Agreement, as amended hereby, and each of the other Loan Documents to which it is a party and acknowledges and agrees that the Credit Agreement, as amended hereby, and each of the other Loan Documents to which it is a party is and remains in full force and effect.

ARTICLE IV

MISCELLANEOUS

4.1 Successors and Assigns.  This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns permitted pursuant to the Credit Agreement.

4.2 Rights of Third Parties.  Except as provided in Section 4.1, all provisions herein are imposed solely and exclusively for the benefit of the parties hereto.

4.3 Counterparts.  This Amendment may be executed by one or more of the parties hereto in any number of separate counterparts, and all of such counterparts taken together shall be deemed to constitute one and the same instrument and shall be enforceable as of the Effective Date upon the execution of one or more counterparts hereof by each of the parties hereto.  In this regard, each of the parties hereto acknowledges that a counterpart of this Amendment containing a set of counterpart execution pages reflecting the execution of each party hereto shall be sufficient to reflect the execution of this Amendment by each necessary party hereto and shall constitute one instrument.

4.4 Integration.  This Amendment constitutes the entire agreement among the parties hereto with respect to the subject hereof.  All prior understandings, statements and agreements, whether written or oral, relating to the subject hereof are superseded by this Amendment.

4.5 Severability.  In the event that any one or more of the provisions contained in this Amendment shall for any reason be held invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision of this Amendment.

4.6 Governing Law.  this Amendment shall be deemed to be a contract made under and shall be governed by and construed in accordance with the laws of the State of Texas, without regard to principles of such laws relating to conflicts of law.

(Signatures appear on following pages)

IN WITNESS WHEREOF, the parties hereto have caused this Sixth Amendment to First Amended and Restated Credit Agreement to be duly executed and delivered, as of the Effective Date, by their proper and duly authorized officers.

BORROWER:

SWIFT ENERGY COMPANY

By:           /s/Alton D. Heckaman, Jr.
Alton D. Heckaman, Jr.
Executive Vice President
and Chief Financial Officer

By:           /s/Adrian D. Shelley
Adrian D. Shelley
Treasurer

SWIFT ENERGY OPERATING, LLC

By:           /s/Alton D. Heckaman, Jr.
Alton D. Heckaman, Jr.
Executive Vice President
and Chief Financial Officer

By:           /s/Adrian D. Shelley
Adrian D. Shelley
Treasurer

(Signatures continue on following pages)

AGENT:

JPMORGAN CHASE BANK, N.A.,
as Administrative Agent

By:           /s/Jo Linda Papadakis
Jo Linda Papadakis
Vice President

LENDER:

JPMORGAN CHASE BANK, N.A.

By:           /s/Jo Linda Papadakis
Jo Linda Papadakis
Vice President

(Signatures continue on following pages)

LENDER:

BANK OF SCOTLAND plc

By:
Name:
Title:

(Signatures continue on following pages)

LENDER:

NATIXIS

By:           /s/Donovan C. Broussard
Name:           Donovan C. Broussard
Title:           Managing Director

By:           /s/Liana Tchernysheva
Name:           Laina Tchernysheva
Title:           Director

(Signatures continue on following pages)

LENDER:

COMPASS BANK

By:           /s/Spencer Stasney
Name:           Spencer Stasney
Title:           Vice President

(Signatures continue on following pages)

LENDER:

SOCIETE GENERALE

By:           /s/Stephen W. Warfel
Name:           Stephen w. Warfel
Title:           Managing Director

(Signatures continue on following pages)

LENDER:

CALYON NEW YORK BRANCH

By:           /s/Sharada Manne
Name:           Sharada Manne
Title:           Director

By:           /s/Dixon Schultz
Name:           Dixon Schultz
Title:           Director

(Signatures continue on following pages)

LENDER:

WELLS FARGO BANK, NATIONAL ASSOCIATION

By:           /s/Doug McDowell
Name:           Doug McDowell
Title:           Vice President, Senior Portfolio Manager

(Signatures continue on following pages)

LENDER:

BNP PARIBAS

By:           /s/Douglas R. Liftman
Name:           Douglas R. Liftman
Title:           Managing Director

By:           /s/Richard Hawthorne
Name:           Richard Hawthorne
Title:           Director

(Signatures continue on following pages)

LENDER:

COMERICA BANK

By:           /s/Matt Turner
Name:           Matt Turner
Title:           Assistant Vice President

(Signatures continue on following page)

LENDER:

AMEGY BANK NATIONAL ASSOCIATION

By:           /s/Kenneth R. Batson, III
Kenneth R. Batson, III
Vice President

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